Exhibit 99.1

Exhibit 99.1

Fulton Financial Corporation

Investor Presentation KBW Honor Roll

July 27, 2004

Fulton Financial Corporation

Forward-looking statement

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Fulton Financial Corporation

Presentation outline

Corporate profile

Strategic initiatives

Asset quality

Future direction

Financial performance

Fulton Financial Corporation

Fulton Financial profile

Regional financial holding company (formed in 1982)

12 bank subsidiaries and 3 financial services subsidiaries in 5 states

Asset size: $10.6 billion

Second largest commercial bank headquartered in Third Federal Reserve District

Fulton Bank founded in 1882

Fulton Financial Corporation

Where are we located?

Fulton Financial Corporation

Assets by affiliate

(as of 6/30/04, in thousands)

Fulton Bank $ 4,046,000

Lafayette Ambassador Bank 1,194,000

Resource Bank 1,060,000

The Bank 1,048,000

Lebanon Valley Farmers Bank 762,000

Premier Bank 525,000

Hagerstown Trust Company 454,000

Skylands Community Bank 441,000

Delaware National Bank 374,000

FNB Bank, N.A. 285,000

Swineford National Bank 264,000

The Peoples Bank of Elkton 108,000

Fulton Financial Corporation

Fulton Financial Corporation

Mission statement

We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

We will conduct all of our business with honesty and integrity.

Fulton Financial Corporation

Corporate ethics

Longstanding written code of conduct

No “gray” areas

Expectations clearly outlined

Fulton Financial Corporation

What have we accomplished?

8.8% compounded annual growth rate in earnings per share

22 consecutive years of record earnings

30 consecutive years of dividend increases

10.3% compounded annual growth rate in dividends per share (current dividend yield: 3.23%)

Proven business model

Consistent performance

Fulton Financial Corporation

Five-year performance

1998 2003

Net income per share $ .84 $ 1.22

Cash dividends per share $ .35 $ .59

Return on assets 1.60% 1.57%

Return on equity 15.06% 15.45%

Efficiency ratio 55.30% 53.80%

Dividend payout 41.60% 48.70%

Restated for 5% stock dividend paid in May 2004.

Fulton Financial Corporation

Wall Street Journal (3/8/04)

Ranking of Banks by 5-Year Average Compound Annual Total Return*

62 banks listed

43 banks had a lower than Fulton,

including Wells Fargo, Bank of America, Marshall & Ilsley, Wilmington Trust, Mercantile, Synovus, Fifth Third, PNC, BB&T, Wachovia, J.P. Morgan Chase and Bank of New York

18 banks had a higher than Fulton, including Commerce, M&T, North Fork, and Valley National

*includes price changes and dividend reinvestment

Fulton Financial Corporation

Five-year total return

(Peer analysis – 12/31/03)

Rank Peer Banks 5 Year Total Return

1 Commerce Bancorp Inc. 140.98

2 North Fork Bancorporation 97.50

3 Valley National Bancorp 87.87

4 FULTON FINANCIAL CORP. 80.85

5 Hudson United Bancorp 67.50

6 Provident Bankshares Corp. 63.60

7 First Commonwealth Financial Corp. 48.72

8 Susquehanna Bancshares Inc. 48.55

9 TrustCo Bank Corp. NY 47.28

10 Sky Financial Group Inc. 43.95

11 United Bankshares Inc. 40.38

12 Wilmington Trust Corp. 37.72

13 Mercantile Bankshares Corp. 37.15

14 FirstMerit Corp. 22.15

15 Riggs National Corp. -13.19

16 First Financial Bancorp -24.37

Average 51.67

Fulton Financial Corporation

Stock highlights (as of 06/30/04)

Average daily trading volume 161,097

Number of analysts 12

Number of market makers 35

Number of shares outstanding 121.9 million

Market capitalization $2.5 billion

Annual meeting attendance 2,000 shareholders

Fulton Financial Corporation

Employee stock ownership

80% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock

Stock options help us to retain key high-performing employees

Fulton Financial Corporation

Stock performance (1982 - 2003)

WITHOUT dividend reinvestment:

15% compounded annual rate of return

WITH dividend reinvestment:

19% compounded annual rate of return

Fulton Financial Corporation

Employee retention

100

90

80

70

60

50

40

30

20

10

0

1999 2000 2001 2002 2003

Exempt

Non-exempt

Overall

Fulton Financial Corporation

Employee opinion survey

Customer service

Management team

performance

Company image and mission

Team orientation

Technology and systems

Training and development

Sales orientation

Work effectiveness

Pay and benefits

Employee satisfaction

(Survey administered by BAI Survey Services)

Fulton Financial Corporation

Customer satisfaction

96% of our customers are Extremely or Very Satisfied with their Fulton Financial affiliate bank

86% of our commercial customers are Satisfied or Very Satisfied with us

Compared to national average of 55% of customers who are very satisfied with their financial institution*

*Source: 2003 American Banker/Gallup consumer survey

Fulton Financial Corporation

Funding sources

as of 6/30/04

10%

15%

1%

74%

Deposits and Customer

Repurchase Agreements

Capital (GAAP)

Other Borrowings

Other Liabilities

Fulton Financial Corporation

Community involvement

Employees are actively involved in their own communities

The community benefits from this support

The banks receive additional business as a result of the relationships and goodwill that are developed

Fulton Financial Corporation

Corporate strategic initiatives

Achieving consistent earnings growth

Maintaining high asset quality

Expanding the franchise through our well-developed acquisition strategy

Diversifying revenue stream by increasing the contribution of non-interest income

Managing capital

Fulton Financial Corporation

Capital (At June 30, 2004)

Total Capital (GAAP): $1.1 billion

Total Regulatory Capital (Est): $950 million

Ratios (Est):

Total Risk-based Capital 12.7%

Tier 1 Risk-based Capital 11.5%

Leverage Capital 8.4%

Fulton Financial Corporation

Progress of Stock Buyback

2.4 million shares repurchased since January 1, 2004 •Average cost $20.08 per share

4 million share buyback announced June 15, 2004

340,000 shares repurchased as of July 23, 2004

Fulton Financial Corporation

Acquisitions

First Washington State Bank (pending)

Resource Bank

Premier Bank

Drovers & Mechanics Bank

18 Sovereign Bank Branches

Dearden, Maguire, Weaver and Barrett, Inc.

Skylands Community Bank

Ambassador Bank of the Commonwealth

Lebanon Valley National Bank

Peoples Bank of Elkton

Woodstown National Bank

Bank of Gloucester County

Delaware National Bank

Central Pennsylvania Savings Association

Hagerstown Trust Company

Denver National Bank

Great Valley Savings Association

First National Bank of Danville

Second National Bank of Nazareth

Lafayette Trust Bank

Pen Argyl National Bank

Swineford National Bank

Farmers Trust Bank

Fulton Financial Corporation

Resource Bankshares Corporation

Acquired on April 1, 2004

Assets of $860 million; headquartered in Virginia Beach, Virginia

The only Virginia-based bank with offices in Virginia’s three major markets

Market area accounts for over 71% of all deposits in state of Virginia

Senior lenders average 24 years of industry experience

Allows for expansion of Fulton Financial Advisors, retail and commercial banking

Fulton Financial Corporation

First Washington FinancialCorp

Assets of $483 million

Headquartered in Windsor, NJ

Banking subsidiary: First Washington State Bank

16 branches in Mercer, Monmouth and Ocean Counties in New Jersey

Enhances our existing northern and southern New Jersey franchise by extending our presence into the central part of the state

Transaction will be completed by April 15, 2005

FWFC has very strong asset quality and strong CAGR in EPS, deposits and loans

Market areas are robust with strong projected demographic trends

Fulton Financial Corporation

First Washington Branch Locations

Fulton Financial Corporation

What do we look for?

High growth areas

Dynamic market demographics

Strong performance

Asset quality

Talented and dedicated staff

Compatible corporate culture

Fulton Financial Corporation

Acquisitions in new markets

What changes?

Loan review

Investments

Asset/liability management

Compliance

Common operating platform

Audit

Fulton Financial Corporation

Acquisitions in new markets

What stays the same?

Bank name

Board of Directors

Management team

Employees

Fulton Financial Corporation

Benefits to new affiliates

Increased non-interest income due to introduction of new products and services

Additional capital

Increased lending capacity

Reduced expenses

Proven merger/conversion expertise

Fulton Financial Corporation

Product availability

Investment management

Brokerage services

Insurance (whole life, term life, long-term care through advisors)

Cash management

On-line banking

Debit/credit cards

Residential mortgages

Specialized lending (leasing and indirect)

International services

Correspondent banking

Fulton Financial Corporation

Fulton Financial Advisors, N.A.

Includes Dearden Maguire Weaver and Barrett, LLC and Fulton Insurance Services Group As of June 30, 2004: $5.2 billion; $3.8 billion in assets under management

Products and Services

Personal trust

Asset management

Retirement services

Brokerage

Insurance

Corporate trust

Cash management

Private banking

Named Community-Based Bank Brokerage Program of the Year in 2003 by Bank Insurance and Securities Association (BISA)

Fulton Financial Corporation

Fulton Mortgage Company

Coordinates residential mortgage lending throughout 11 affiliates

Expanded, competitive product line to customers of all affiliates

In partnership with each affiliate, focused management team on residential mortgages

Entry into new markets for FFC

Record originations in 2003

Residential lending at Resource Bank provided through Resource Mortgage

Fulton Financial Corporation

Other Income As a Percent of Total Income

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

16.0%

16.2%

16.9%

17.9%

19.4%

22.9%

25.0%

27.0%

24.8%

96 97 98 99 00 01 02 03 06/04

Fulton Financial Corporation

Moody’s Investor Service

Short-term rating P-1

Long-term rating:

Issuer A-2

Lead Bank Deposits A-1

Outlook:

Positive

Fitch Ratings

Short-term rating F-1

Long-term rating A

Outlook:

Stable

Fulton Financial Corporation

Loan diversification (6/30/04)

36%

9%

11%

30%

14%

Consumer and Other

Residential Mortgage

Commercial Loans

Home Equity

Commercial Mortgage

Fulton Financial Corporation

Summary of larger loans

25 relationships with commitments to lend of $20 million or more

Maximum individual commitment of $30 million

Average commercial loan commitment is $550,000

Loans and corresponding relationships are within Fulton’s geographical market area

Fulton Financial Corporation

Commercial loan concentration

by industry (as of 6/30/04)

Industry %

R/E—Rental 17.1

Construction 16.1

Services 10.6

Manufacturing 10.1

Retail 8.3

Health Care 8.3

Agriculture 8.3

Other 7.8

Wholesale 5.3

Arts and Entertainment 3.8

Transportation 2.5

Financial Services 1.8

Fulton Financial Corporation

Six months ended June 30, 2004

$ 0.62 Net income per share (1.6% increase over 2003)

$ 0.317 Cash dividends per share (10.1% increase over 2003)

1.46% Return on assets

14.45% Return on equity

55.90% Efficiency ratio

Fulton Financial Corporation

Average Loan Growth (YTD June)

2004 2003 $ %

(dollars in millions)

Commercial $ 2,030 $ 1,710 $ 320 19%

Comm’l Mort 2,400 1,770 630 36%

Resid Mort 620 560 60 11%

Consumer 1,520 1,330 190 14%

Total Loans $ 6,570 $ 5,370 1,200 22%

Fulton Financial Corporation

Average Deposit Growth (YTD June)

2004 2003 $ %

(dollars in millions)

Nonint DDA $1,320 $1,120 $200 18%

Int DDA 1,310 1,070 240 22%

Savings/MMDA 1,810 1,570 240 15%

CD’s 2,640 2,490 150 6%

Cash Mgt 390 300 90 30%

Total Deposits $7,470 $6,550 $920 14%

Fulton Financial Corporation

Deposit composition trends

As of June 30

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

2000 2001 2002 2003 2004

Non Int Bearing Demand

NOW, MMDA, Savings

Time Deposits

Customer Repos

Fulton Financial Corporation

Peer group

Commerce Bancorp Inc.

First Commonwealth Financial

First Financial Bancorp

FirstMerit Corp.

Fulton Financial Corp.

Hudson United Bancorp

Mercantile Bankshares Corp.

North Fork Bankcorporation

Provident Bankshares Corp.

Riggs National Corp.

Sky Financial Group Inc.

Susquehanna Bancshares Inc.

TrustCo Bank Corp. NY

United Bankshares Inc.

Valley National Bancorp

Wilmington Trust Corp.

Fulton Financial Corporation

Net charge-offs to average loans

0.90

0.60

0.30

-

0.33

0.24

0.05

90 91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

Top 50

Peer

FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Non-performing assets to total assets

1.80

1.40

1.00

0.60

0.20

0.47

0.39

0.31

90

92

94

96

98

00

02

6/04

Top 50

Peer

FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Net interest margin

5.50

5.00

4.50

4.00

3.50

3.76

3.76

3.55

90

92

94 96

98

00 02

6/04

Top 50 Peer FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Asset/Liability Management

Interest rate “shocks” (as of 06/30/04)

Rate Change NII Change (Annual) % Change

+300 bp + $ 19.2 million + 5.6%

+200 bp + $ 13.5 million + 3.9%

+100 bp + $ 8.7 million + 2.5%

-100 bp - $ 5.3 million - 18.2%

Source: FFC Asset/Liability Modeling

Fulton Financial Corporation

Investment portfolio

Portfolio Components ( in millions) Ending Bal. 06/30/2004 Average Life (yrs.) Credit Rating

Mortgage-backed securities $ 1,876.9 3.4 AAA - agency issued

U.S. treasuries and agencies 114.7 0.2 AAA

Municipals bonds 268.5 4.1 AAA - insured

Corp & bank issued trust pfd 74.8 23.6 various — 5 yrs call

Bank stocks 71.6 NA not rated

Other/short-term Inv. 69.6 NA AAA

FHLB stock 48.4 NA AAA

Unrealized gain - bank stock 6.8

Unrealized gain - bonds -46.5

TOTAL INVESTMENTS $ 1,876.9 3.6

NOTE : DOES NOT INCLUDE RESOURCE BANK

Fulton Financial Corporation

Loan Mix (6/30/04)

Floating rate loans = 45%

Fixed rate loans = 55%

Fulton Financial Corporation

Bank stock gains

(percent contribution to EPS)

9%

8%

7%

6%

5%

4%

3%

2%

1%

0%

91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

Fulton Financial Corporation

Efficiency ratio

65.0

60.0

55.0

50.0

45.0

57.9

56.8

55.9

90 91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

Top 50

Peer

FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Other Expenses

(YTD June)

2004 2003 $ %

(dollars in thousands)

Salaries & Benefits $79,160 $67,800 $11,360 17%

Occupancy & Equip. 16,770 15,160 1,610 11%

Data Proc. & Software 7,240 6,770 470 7%

Supplies & Postage 4,800 4,160 640 15%

Advertising 3,440 3,020 420 14%

State Tax 2,810 2,200 610 28%

Telecommun. 2,720 2,480 240 10%

Amortization 2,350 720 1,630 226%

Travel & Entertain 2,010 1,590 420 26%

Operating Risk Loss 1,310 1,140 170 15%

Other Expenses 10,890 8,960 1,930 22%

Total $133,500 $114,000 $19,500 17%

Fulton Financial Corporation

Corporate Governance

Internal controls over financial reporting process

SOX and NASDAQ listing standards

Financial expert designated

Independent directors determined

Executive sessions

Executive compensation and nominating committees

SOX compliant written Code of Conduct

Corporate disclosure committee and Audit committee—formal review process for relevant financial filings

Fulton Financial Corporation

Looking ahead

Continued focus on:

Strong asset quality

Growth in non-interest income, particularly from Advisors

Expansion of franchise geographically

Increased loan activity

Core deposit growth

Fulton Financial Corporation

Overview

Shareholders

maximize shareholder value

Customers

create financial success

Employees

create career success

Communities

create prosperity

Fulton Financial Corporation

Fulton Financial Corporation

One Penn Square Lancaster, PA 17602

www.fult.com

Fulton Financial Corporation